Post-employment benefit obligations	12 Months Ended
Dec. 31, 2019
Disclosure of defined benefit plans [abstract]
Post-employment benefit obligations

14. Post-employment benefit obligations

The Company maintains two non-contributory defined benefit pension plans covering substantially all employees at its U.S. operating subsidiary, U.S. Silver – Idaho, Inc. One plan covers salaried employees and one plan covers hourly employees. Benefits for the salaried plan are based on salary and years of service. Hourly plan benefits are based on negotiated benefits and years of service. The Company’s funding policy is to contribute annually the minimum amount prescribed, as specified by applicable regulations. The expected average service life of the active plan participants as at December 31, 2019 is approximately 9 years.

The amounts recognized in the consolidated statements financial position are as follows:

	December 31,	December 31,
	2019	2018
Present value of funded obligations	$29,519	$25,068
Fair value of plan assets	19,382	16,894

Deficit of funded plans	$10,137	$8,174

The movements in the defined benefit obligations are as follows:

	December 31,	December 31,
	2019	2018
Obligations, beginning of year	$25,068	$26,730
Current service costs	579	755
Interest costs	1,048	965
Benefits paid	(1,043)	(960)
Actuarial (gain) loss	3,867	(2,422)

Obligations, end of year	$29,519	$25,068

The movements in the fair value of plan assets are as follows:

	December 31,	December 31,
	2019	2018
Assets, beginning of year	$16,894	$18,112
Return on assets	714	685
Actuarial gain (loss)	2,074	(1,871)
Employer contributions	743	928
Benefits paid	(1,043)	(960)

Assets, end of year	$19,382	$16,894

The amounts recognized in the consolidated statements of loss and comprehensive loss are as follows:

	December 31,	December 31,
	2019	2018
Current service costs and interest costs included in cost of sales	$1,627	$1,720

The principal actuarial assumptions are as follows:

	December 31,	December 31,
	2019	2018
Discount rate (expense)	4.25%	3.75%
Discount rate (year end disclosures)	3.25%	4.25%
Future salary increases (salaried plan only)	5.00%	5.00%

A 1% decrease in discount rate would have resulted in approximately $4.9 million increase in the defined benefit obligation from $29.5 million to $34.4 million as at December 31, 2019 (2018: $3.7 million increase in the defined benefit obligation from $25.1 million to $28.8 million). A 1% increase in future salary increases would have resulted in approximately $0.1 million increase in the defined benefit obligation from $29.5 million to $29.6 million as at December 31, 2019 (2018: $0.1 million increase in the defined benefit obligation from $25.1 million to $25.2 million).

Plan assets are fully comprised of pooled or mutual funds. The expected return on plan assets at 4.2% (2018: 3.8%) is determined by considering the expected returns available on the assets underlying the current investment policy. Expected yield on fixed interest investments is based on gross redemption yields as at the end of the reporting period. Expected returns on equity investments reflect long-term real rates of return in the market.

Expected contributions to pension benefit plans for the year ended December 31, 2020 are approximately $1.2 million. For the year ended December 31, 2019, the actuarial losses charged to other comprehensive loss are $1.8 million (2018: actuarial gains of $0.6 million).